As filed with the Securities and Exchange Commission on July 27, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09607

Fairholme Funds, Inc.
(Exact name of registrant as specified in charter)

1001 Brickell Bay Drive
Suite 3112
Miami, FL 33131
(Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-202-2263
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2007

Item 1. Report to Stockholders.

THE FAIRHOLME FUND

A NO-LOAD CAPITAL APPRECIATION FUND

FAIRX

FAIRHOLME

Ignore the crowd.

FAIRHOLMEFUNDS.COM
866.202.2263

In Memoriam

Management and the Board of the Fund are saddened
to report the untimely passing of Fairholme Fund
founding Director Joel Uchenick in May of 2007. Joel
was a long-time friend and a source of valuable
advice. He will be greatly missed, always remembered,
and our sympathies go out to the Uchenick family.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT
For the Six Months Ended June 30, 2007

Despite the vagaries of the 2002 Sarbanes-Oxley law, management of the Fund has determined that it makes more sense for the Investment Adviser to report directly to Shareholders, rather than to the Board, as has been the case previously. Accordingly, with the approval of the Board, a Portfolio Managers’ Report will be included in future Semi-Annual and Annual Reports of the Fund and will precede a more formal Management Discussion and Analysis. Opinions of the Portfolio Managers are intended as such, and not as statements of fact requiring attestation.

Mutual fund investing involves risk including loss of principal. Performance information quoted herein represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance information quoted within. The fund imposes a 2.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, which if imposed, would reduce returns. Any questions you have regarding the latest month-end performance can be obtained by calling shareholder services at 1-866-202-2263 or by visiting the fund’s website at www.fairholmefunds.com. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Investors cannot invest directly in an index. Additional information regarding the risks of investing in the Fund may be found in the Fund’s current Prospectus. Please refer to the back cover of this document for additional important disclosures.

July 24, 2007

To the Shareholders and Directors of the Fairholme Fund:

Below is a comparison of the Fund’s performance with that of the Standard & Poor’s 500 Index (both with dividends reinvested) for the period ended June 30, 2007:

	Six	One	Three	Five	Since
	Months	Year	Years	Years	Inception
	Ended	Ended	Ended	Ended	12/29/1999
	6/30/2007	6/30/2007	6/30/2007	6/30/2007	to 06/30/07

The Fairholme Fund
(Cumulative)	9.52%	17.35%	72.06%	123.49%	252.06%
S&P 500 Index
(Cumulative)	6.96%	20.59%	39.28%	66.31%	16.13%

The Fairholme Fund
(Annualized)		17.35%	19.83%	17.45%	18.26%
S&P 500 Index
(Annualized)		20.59%	11.66%	10.70%	2.01%
Expense Ratio 1%

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)
For the Six Months Ended June 30, 2007

Since inception, $10,000 invested in The Fairholme Fund with dividends reinvested has grown to $35,206 while $10,000 invested in the S&P 500 Index with dividends reinvested has grown to $11,613. In other words, the Fund has appreciated roughly 18.26% per annum compared to a gain of 2.01% per annum for the S&P 500.

The Fund continues to own a stable of terrific businesses with some of the most competent and honorable business jockeys in the world. Warren Buffett, Murray Edwards, Ian Cumming and Joe Steinberg, Charlie Ergen, Eddie Lampert, and Jeff Lorberbaum are among the cream of the crop. They are risk-averse business people who intuitively understand that profits are lumpy and conditions not always favorable. No matter the environment, these wonderful owner/managers should be able to find ways to make money for the Fund’s shareholders.

Although difficult to prove, we believe the Fund’s shareholder base to be above average when it comes to investing acumen, especially with regard to other well managed businesses. Here’s a quick shameless plug proving that we have no ego about the source of profitable ideas: If you know of an owner/manager of comparable quality to those we listed above (in the U.S. or abroad, big company or small) – drop us a brief note at jockeys@fairholme.net. We’re willing to look at any business we understand, run by successful people who have their own money on the line.

Berkshire Hathaway remains our largest single investment, and for good reason. The company is liquid, generates tons of cash, and continues to sell at a discount to our estimate of fair value. While obsessing about its equity portfolio, the market seems to have long underestimated the growing earnings power from Berkshire’s operating businesses. Insurance underwriting profits will almost certainly decrease in the absence of a natural or man-made catastrophe and equity gains may slow. Nevertheless, Berkshire’s overall intrinsic value continues to accumulate at a reasonable rate and the company should have exceptional opportunities during times of financial upset.

By category, however, energy remains our number one exposure. The Fund owns a few asset rich companies – Canadian Natural Resources is our single largest energy investment – with outstanding management teams that have performed well in both high and low price environments. It is certainly possible that higher interest rates or other unanticipated problems could prompt a U.S. recession or slowing demand from Asia. Nevertheless, our companies have demonstrated an ability to thrive despite commodity price swings. Given depleting supplies and inadequate alternatives worldwide, even a U.S. recession is unlikely to provide anything other than temporary relief from sustained higher prices.

Housing related industries continue to interest us as stress seems widespread but with little forced liquidation to date. Record numbers of homes for sale and higher mortgage rates are gradually taking their toll. Although the Fund owns companies with excellent long-term characteristics, these markets may well get worse before improving, and a downturn could persist longer than most expect. For now, our initial plunge into housing related investments has been limited by improved stock prices. Further weakness may translate into further opportunity for the Fund.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)
For the Six Months Ended June 30, 2007

Notwithstanding our confidence in our companies and an ebullient stock market in recent years, the world has almost certainly become more dangerous, with conflicts in Iraq and the Sudan, an autocratic Russia returning to its bullying ways, and a resurgent China scouring the globe for resources and seeking hegemony wherever possible. Even as interest rates have risen around the world, risk premiums seem extraordinarily low, as evidenced by record low spreads between safe and risky bonds and few obvious investment bargains among publicly traded equities. Despite the heralded “liquidity” in the marketplace, most mutual fund managers have abandoned any pretense at caution by trashing cash.1 If most are greedy, we prefer to be fearful.

When contemplating “hundred-year” floods, it’s worth remembering that predicting rain doesn’t count, but building arks does.2 Although not immune, we understand that being prepared for unpredictable stock market storms is an integral part of the process of seeking above average long-term results. While always prepared to snap at the right opportunity, we view the Fund’s meaningful cash and U.S. Treasury Bill holdings to be a strategic advantage, as are the strong balance sheets and stress tested managers of the Fund’s core companies. These factors should give our shareholders a measurable advantage over their investing lifetimes.

Nearly eight years into the quest, our goals remain unchanged: don’t lose your hard earned money, get a lot more than we give when exchanging your cash for a new investment, build a base of like-minded and long-term shareholders, and have some fun in the process. The wind may not always be at our back, but the course is true, our ship well built, and the crew experienced.

Respectfully submitted,

[1]	CBS Marketwatch (www.marketwatch.com), June 4, 2007: “Fund Managers Go Light on Cash: In rising stock market, portfolios’ reserve levels fall to record lows”
[2]	Warren Buffett, Berkshire Hathway 2001 Annual Report to Shareholders

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS
For the Six Months Ended May 31, 2007

At May 31, 2007, the end of the second fiscal quarter of 2007, the unaudited net asset value (NAV) attributable to the 166,556,158 shares outstanding of The Fairholme Fund (the “Fund”) was $32.40 per share. This compares with an audited net asset value of $29.40 per share at November 30, 2006, and an unaudited net asset value of $27.47 per share at May 31, 2006 (stated NAVs reflect any distributions to shareholders). At June 30, 2007, the unaudited net asset value was $31.75 per share. Performance figures below are shown as of the end of the Fund’s second fiscal quarter on May 31, 2007 and do not match year-to-date figures for the period ended June 30, 2007 cited in the Portfolio Managers’ report.

	Six	One	Three	Five	Since
	Months	Year	Years	Years	Inception
	Ended	Ended	Ended	Ended	12/29/1999
	5/31/2007	5/31/2007	5/31/2007	5/31/2007	to 05/31/07

The Fairholme Fund
(Cumulative)	11.76%	19.62%	75.67%	115.96%	259.27%
S&P 500 Index
(Cumulative)	10.29%	22.79%	44.39%	57.07%	18.10%

The Fairholme Fund
(Annualized)		19.62%	20.66%	16.65%	18.81%
S&P 500 Index
(Annualized)		22.79%	13.01%	9.45%	2.27%

For the six months ended May 31, 2007, the Fund outperformed the S&P 500 by approximately 1.5% while over the last year the Fund underperformed by approximately 3.2%. In the opinion of the Fund’s Adviser, performance over short intervals is likely to be less meaningful than a comparison of longer periods. Further, shareholders should note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of 500 large companies. While management and the Adviser are not terribly bothered when the Fund lags an index that has appreciated significantly in a short time frame, we mind very much if we lose money. Portfolio holdings are subject to change without notice. The fact that the fund has disclosed the purchase or sale of specific securities in this report should not be construed as a recommendation to buy or sell such securities on the part of the portfolio managers, the fund, or its officers or directors. On the following page is a chart disclosing the top ten holdings of the Fund listed by their percentage of net assets as well as a chart detailing the top ten categories in which the Fund holds securities, listed by the aggregate percentage of net assets in each of these categories.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANAYSIS (Continued)
For the Six Months Ended May 31, 2007

Top Ten Holdings*		Top Ten Categories
(% of Net Assets)		(% of Net Assets)

Berkshire Hathaway, Inc.	17.76%	Cash and Cash Equivalents**	22.42%
Canadian Natural Resources Ltd.	16.53%	Oil and Gas Producers	22.02%
EchoStar Communications Corp.	8.04%	Diversified Holding Companies	21.85%
Penn West Energy Trust	5.49%	Pay Television Services	8.04%
Mohawk Industries, Inc.	4.64%	Carpet - Floor Coverings	4.64%
Eastman Chemical Company	4.18%	Chemicals	4.18%
Leucadia National Corp.	4.09%	Oil and Gas Drilling	3.27%
Ensign Energy Services, Inc.	3.27%	Building Materials	2.97%
USG Corp.	2.97%	Retail Department Stores	2.53%
Sears Holdings Corp.	2.53%	Industrial Valves	2.48%

	69.50%		94.40%

*	Excludes cash, money market funds and U.S. Treasury bills
**	Includes money market funds and U.S. Government obligations

During the six months beginning December 1st and ending May 31st, the Fund acquired the following securities that were not owned at November 30, 2006 and which are listed as portfolio investments at May 31, 2007:

•	Mueller Water Products, Class A and Class B
•	Spectra Energy Corp.
•	Freeport-McMoran Copper & Gold, Inc.

Spectra Energy Corp. was received as a spin-off of parent company Duke Energy Corp. during the period and the Fund elected to retain Spectra Energy and dispose of Duke Energy. Freeport-McMoran was received in partial exchange (along with a significant slug of cash) for the Fund’s shareholdings in Phelps Dodge Corp., which Freeport acquired. It is worth noting that the Fund substantially increased its investments in several existing portfolio holdings, although such changes may not appear obvious as a result of significant growth of Fund assets through appreciation and new subscriptions during the six month period ended May 31, 2007. During the six months ended May 31, 2007, the Fund added materially to existing holdings in Canadian Natural Resources, Ltd., Eastman Chemical Company, Leucadia National Corp., Ensign Energy Services, Inc., Mohawk Industries, Inc., Berkshire Hathaway, Inc., and USG Corp.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Six Months Ended May 31, 2007

Also, during the six months ended May 31, 2007, the Fund disposed of positions listed at November 30, 2006 and for which no shares were held on May 31, 2007 as follows:

•	Phelps Dodge Corp.
•	Duke Energy Corp.

As described above, the changes relating to Phelps Dodge and Duke Energy were the result of corporate reorganizations. Shareholders are cautioned that not all additions or dispositions to the portfolio are material, and that while the Fund and its adviser have long-term objectives, it is possible that a security purchased or sold in one period may be sold or purchased in a subsequent period. Generally, the Fund’s adviser determines to buy and sell based on its estimates of the intrinsic values and fundamental dynamics of a particular company and its industry, and not on short-term price movements. However, certain strategies of the adviser in carrying out the Fund’s investment policies may result in shorter holding periods. Investors are further cautioned not to rely on short-term results, both with respect to profits and losses on any individual investment in the Fund, as well as with respect to Fund shares themselves.

Securities whose gains most affected the Fund’s portfolio (including realized and unrealized gains) for the period included the following:

•	Canadian Natural Resources Ltd.
•	EchoStar Communications Corp.
•	Mohawk Industries, Inc.
•	Leucadia National Corp.
•	Penn West Energy Trust
•	Ensign Energy Services, Inc.
•	Eastman Chemical Company

In the opinion of the Fund’s investment adviser, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Canadian Natural increased due to higher average oil and gas prices as well as making further progress on its Horizon Oil Sands project; EchoStar gained amid higher cash flows and subscriber growth; Mohawk gained despite increased housing industry pressures due to strong results from a recent acquisition; Penn West gained amid higher energy prices; Ensign increased as investors speculated that a recent slump in drilling activity would end; and Eastman Chemical gained after it announced further progress on gasification projects.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Six Months Ended May 31, 2007

Securities whose declines most affected the Fund’s portfolio (including realized and unrealized losses) for the period included the following:

•	USG Corp.
•	IDT Corp.

In the opinion of the Fund’s investment adviser, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): USG declined modestly as housing industry pressures showed no signs of abating; and IDT declined as its primary calling card business came under sustained price competition.

The fact that certain securities declined in value does not always indicate that the investment adviser believes these securities to be less attractive – in fact the Adviser believes that some price declines may present significant buying opportunities. However, investors are also cautioned that it is possible that some securities mentioned in this discussion may no longer be owned by the Fund subsequent to the end of the fiscal period and that the Fund may have made significant new purchases that are not yet required to be disclosed. It is the Fund’s general policy not to disclose portfolio holdings other than when required by relevant law or regulation.

The Adviser invests Fund assets in securities to the extent it finds sensible investment opportunities and the Fund may invest a significant portion of its assets in liquid low-risk securities or cash. For the period ended May 31, 2007, the Fund’s liquidity (consisting of cash, money-market funds, and U.S. Treasury Bills) represented approximately 22% of Fund assets. It should be noted that since inception, the Fund has held, on average, a significant percentage of assets in liquid low-risk securities or cash without impacting performance, although there is no guarantee that future performance will not be negatively affected by the Fund’s liquidity.

In the six months ended May 31, 2007, significant cash inflows were recorded by the Fund, largely from new shareholder subscriptions believed to have resulted from positive performance and publicity received by the Fund. The board and management are aware that large cash inflows have the potential to adversely affect Fund performance under certain conditions. However, management of the Fund, after consulting with the Fund’s Adviser, does not believe that recent inflows have materially affected performance to date. To the contrary, the Adviser believes that such cash inflows have helped the Fund make opportunistic investments and that levels of liquidity in the Fund are appropriate given the Adviser’s view on liquidity and current investment conditions. Management and the board of the Fund monitor cash inflows and outflows and intend, after consultation with the Fund’s Adviser, to take appropriate actions if they believe future performance is likely to be materially impacted. As of the date of this Semi-Annual report, no such actions are immediately contemplated.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Six Months Ended May 31, 2007

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, which means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks specific to a single company.

The Fund has in recent years significantly increased its holdings of securities domiciled outside of the United States, particularly in Canada, while some of the companies that the Fund invests in have also made significant non-U.S. investments. Although it is the intent of the Fund to have the Adviser employ a consistent investment philosophy, such investments may, from time to time, expose the Fund to risk of adverse changes resulting from foreign currency fluctuations or other potential risks as described in the Fund’s Statement of Additional Information.

On December 17, 2006, the Board approved by written consent new Fund Accounting, Administration, Transfer Agency, and Custody Agreements with affiliates of US Bancorp. On January 22, 2007 the Board approved the distribution agreement at an in-person meeting, with independent directors voting separately. These changes were made following an extensive review of various service providers after the Fund’s former transfer agent and fund accountant determined to exit the business of providing such services. These agreements became effective on February 20, 2007. Additional information may be found in Note 9 to the Financial Statements of the 2006 Annual Report, the Prospectus and Statement of Additional Information dated March 30, 2007 as supplemented April 26, 2007 and May 15, 2007, and on the Fund’s website at www.fairholmefunds.com.

At a special meeting of The Board of Directors of the Fund (the “Directors” or the “Board”) on May 7, 2007, the Board appointed Howard Frank as an Independent Director of the Company and at a regularly scheduled meeting on July 24, 2007, the Board named Mr. Frank as a “designated financial expert”, a member of and Chairman of the Audit Committee, and a member of the Nominating Committee. Mr. Frank currently serves as a Director and Vice-Chairman of the Carnival Corporation & plc, parent of Carnival Cruise Lines, whose shares are listed on the New York and London Stock Exchanges. Howard has an outstanding background in accounting and financial matters as a former partner with Price Waterhouse and many years of senior management experience with a Fortune 500 business. Management and the Directors believe he will be a valuable addition to the Board, appreciate his willingness to serve, and welcome him aboard.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Six Months Ended May 31, 2007

On May 16, Joel Uchenick, an Independent Director of the Fund and Chairman of the Audit Committee of the Board, passed away. A friend and valued adviser, Joel was a Director of the Company since inception and his counsel will be missed. As discussed above, Howard Frank has been appointed to succeed Joel Uchenick as Chairman of the Audit Committee of the Board and as member of the Nominating Committee.

The Fund has two officers who serve as Directors of the Fund (one as Chairman) and who are also Portfolio Managers of the Adviser. Such structures are not uncommon where an investment adviser starts a registered investment company, as occurred with the Fund. There has been much debate in recent years over the issue of whether mutual fund boards should be led by chairpersons who are independent of management. A rule proposing such a step has been postponed and may or may not be eventually imposed. As managers, investors, and interested parties when it comes to corporate governance, we believe that such a requirement, at least in the Fund’s case, is ill-advised and would not represent an improvement over current practice.

An independent board chairperson can serve a purpose, particularly where managers have a history of receiving inflated pay or excessive fees. Here at the Fund, a majority of the Board is by statute already independent of management. We have no stock options or restricted stock plans and members of management who are also directors receive no fees (although independent Directors may elect to receive their fees in either cash or shares). Furthermore, management and the Board have purchased significant shares in the Fund on the same terms available to any other shareholder (see the following paragraph). Management believes that Fund shareholders are well served by having a Board Chairman who actually has much personal wealth on the line and a strong vested interest in the Fund’s performance. Appointing an independent Chairman would almost certainly result in a leader with less investment experience and a greatly reduced financial incentive in the Fund’s continued performance.

The officers and directors of the Fund (and their affiliates) continue to have a significant personal stake in the Fund, holding an aggregate of 766,000 shares as of May 31, 2007. While there is no requirement that officers and directors own shares of the Fund, the officers and directors believe that such holdings help to align the interests of management and the Board with those of the Fund’s shareholders. Since inception, the Fund has been advised by Fairholme Capital Management, L.L.C. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C. or its affiliates. For more complete information about the Fund and its Adviser, or to obtain a current prospectus, please visit www.fairholmefunds.com or call 1-866-202-2263.

THE FAIRHOLME FUND

EXPENSE  EXAMPLE
May 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: direct costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees (on shares redeemed within 60 days of purchase), and wire transfer fees. As a shareholder, you also incur indirect costs, such as the management and administration fees paid to the adviser of the Fund.

The example below is intended to help you understand your indirect costs (also referred to as “ongoing costs” and measured in dollars) when investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example below is based on an investment of $1,000 invested in the Fund at December 1, 2006 and held for the entire six month period ending May 31, 2007.

Actual Expenses
The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you had invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the period presented. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that you paid for the period presented. However, you may use this information to compare ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of other funds.

THE FAIRHOLME FUND

EXPENSE EXAMPLE (Continued)
May 31, 2007 (Unaudited)

Please note that the column titled “Expenses Paid During the Period” in the table below is meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, does not reflect any direct costs, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your total costs would be higher.

			Expenses Paid
			During the Period*
	Beginning	Ending	December 1, 2006
	Account Value	Account Value	Through
	December 1, 2006	May 31, 2007	May 31, 2007

Actual	$1,000.00	$1,117.70	$5.28
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period).
The Fund’s ending account value on the first line in the table is based on its actual total return of 11.76% for the six month period of December 1, 2006, to May 31, 2007.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS
May 31, 2007 (Unaudited)

Shares		Value

	DOMESTIC EQUITY SECURITIES — 51.60%
	BUILDING MATERIALS — 2.97%
3,122,900	USG Corp.*	$160,392,144
	CARPET - FLOOR COVERINGS — 4.64%
2,452,000	Mohawk Industries, Inc.*	250,251,120
	CHEMICALS — 4.18%
3,414,400	Eastman Chemical Company	225,896,704
	DIVERSIFIED HOLDING
	COMPANIES — 21.85%
8,142	Berkshire Hathaway, Inc. Class A*	891,467,580
18,440	Berkshire Hathaway, Inc. Class B*	66,845,000
6,154,974	Leucadia National Corp.	220,594,268

		1,178,906,848
	ENERGY PIPELINES — 1.23%
2,498,200	Spectra Energy Corp.	66,527,066
	INDUSTRIAL VALVES — 2.48%
36,000	Mueller Water Products, Inc. Class A (a)	590,400
8,394,800	Mueller Water Products, Inc. Class B (a)	133,057,580

		133,647,980
	INSURANCE BROKERS — 0.14%
230,400	Marsh & McLennan Cos., Inc.	7,564,032
	METAL MINING — 0.96%
659,012	Freeport-McMoran Copper & Gold, Inc.	51,864,244
	NEWSPAPERS: PUBLISHING
	AND PRINTING — 0.04%
48,645	Daily Journal Corp.*	1,945,800
	PAY TELEVISION SERVICES — 8.04%
9,418,324	EchoStar Communications Corp.*	433,808,003
	REAL ESTATE OPERATIONS — 0.12%
103,768	Homefed Corp.	6,537,384
	REFINED PRODUCTS — 0.21%
217,253	Calumet Specialty Products Partners, L.P.	11,155,942

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

Shares		Value

	RETAIL DEPARTMENT STORES — 2.53%
757,671	Sears Holdings Corp.*	$136,395,933
	TELECOMMUNICATIONS — 2.21%
1,310,500	IDT Corp.*	15,791,525
5,856,000	IDT Corp. Class B*	72,848,640
1,335,486	USA Mobility, Inc.*	30,729,533

		119,369,698
TOTAL DOMESTIC EQUITY SECURITIES
(COST $2,178,504,719)		2,784,262,898

	FOREIGN EQUITY SECURITIES — 25.62%
	BERMUDA — 0.08%
	PROPERTY AND CASUALTY
	INSURANCE — 0.08%
7,000	White Mountains Insurance Group Ltd. (b)	4,205,250
	CANADA — 25.29%
	OIL AND GAS DRILLING — 3.27%
8,506,200	Ensign Energy Services, Inc. (a)	176,231,668

	OIL AND GAS PRODUCERS — 22.02%
13,395,200	Canadian Natural Resources Ltd.	891,718,464
8,483,000	Penn West Energy Trust	296,480,850

		1,188,199,314

	TOTAL CANADA	1,364,430,982

	UNITED KINGDOM — 0.25%
	INVESTMENT TRUST — 0.25%
4,076,876	JZ Equity Partners PLC	13,804,321

TOTAL FOREIGN EQUITY SECURITIES
(COST $1,038,797,416)		1,382,440,553

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

Principal		Value

	U.S. GOVERNMENT
	OBLIGATIONS — 15.67%
$150,000,000	T-Bill 5.12%(c), 06/21/2007	$149,592,083
150,000,000	T-Bill 5.07%(c), 06/28/2007	149,448,750
200,000,000	T-Bill 5.05%(c), 07/05/2007	199,077,278
100,000,000	T-Bill 5.04%(c), 07/12/2007	99,444,792
150,000,000	T-Bill 4.97%(c), 07/26/2007	148,897,708
100,000,000	T-Bill 4.86%(c), 08/23/2007	98,939,000

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST $845,374,694)		845,399,611

Shares

	MONEY MARKET FUNDS — 6.75%
259,743,734	Fidelity Institutional
	U.S. Treasury I Fund, 5.13%(c)	259,743,734
104,694,598	Federated U.S. Treasury
	Obligations Fund, 5.08%(c)	104,694,598

TOTAL MONEY MARKET FUNDS (COST $364,438,332)		364,438,332

TOTAL INVESTMENTS (COST $4,427,115,161) — 99.64%		5,376,541,394

	OTHER ASSETS IN EXCESS OF
	LIABILITIES, NET — 0.36%	19,439,273

NET ASSETS — 100.00%		$5,395,980,667

*	Non-income producing securities.
(a)	Affiliated company. See Note 8.
(b)
Income from White Mountains Insurance Group Ltd. totaled $28,000 for the six months ended May 31, 2007. This investment is considered affiliated with Bruce R. Berkowitz, a Director of the Fund, due to his service on the Board of White Mountains Insurance Group.

(c)	Rates shown are the effective yields based on purchase price as of May 31, 2007. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF ASSETS & LIABILITIES
May 31, 2007 (Unaudited)

Assets
Investments, at Value:
Unaffiliated Issuers (Cost — $4,149,926,484)	$5,066,661,746
Affiliated Issuers (Cost — $277,188,677)	309,879,648

Total Investment, at Value
(Cost — $4,427,115,161)	5,376,541,394
Dividends and Interest Receivable	6,527,366
Receivable for Capital Shares Sold	21,056,805
Receivable for Investments Sold	2,372,368

Total Assets	5,406,497,933

Liabilities
Payable for Capital Shares Redeemed	1,595,678
Payable for Investments Purchased	4,533,230
Accrued Management Fees	4,388,358

Total Liabilities	10,517,266

Net Assets
Paid-In Capital	4,367,642,963
Accumulated Undistributed Net Investment Income	17,353,063
Net Accumulated Realized Gain on Investments and
Foreign Currency Related Transactions	62,122,829
Net Unrealized Appreciation on Investments and
Foreign Currency Related Transactions	948,861,812

NET ASSETS	$5,395,980,667

Shares of Common Stock Outstanding* ($0.0001 par value)	166,556,158

Net Asset Value, Offering and Redemption Price Per Share
($5,395,980,667 / 166,556,158 shares)	$32.40

*195,000,000 shares authorized in total.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF OPERATIONS (Unaudited)

For the
Six Months Ended
May 31, 2007

Investment Income
Interest	$24,051,179
Dividends — Unaffiliated Issuers (net of $2,543,366
in foreign taxes withheld)	19,582,689
Dividends — Affiliated Issuers (net of $158,916
in foreign taxes withheld)	1,168,743

Total Investment Income	44,802,611

Expenses
Management Fees	22,028,560

Total Expenses	22,028,560

Net Investment Income	22,774,051

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	65,370,752
Net Realized Gain on Foreign Currency Related Transactions	1,648
Net Change in Unrealized Appreciation on Investments
and Foreign Currency Related Transactions	455,429,414

Net Realized and Unrealized Gain on Investments and
Foreign Currency Related Transactions	520,801,814

NET INCREASE IN NET ASSETS FROM OPERATIONS	$543,575,865

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the
	Months Ended	Fiscal Year
	May 31, 2007	Ended
	(Unaudited)	November 30, 2006
CHANGE IN NET ASSETS
From Operations
Net Investment Income	$22,774,051	$28,266,918
Net Realized Gain on Investments and
Foreign Currency Related Transactions	65,372,400	18,673,905
Net Change in Unrealized Appreciation
on Investments and Foreign Currency
Related Transactions	455,429,414	385,491,517

Net Increase in Net Assets from Operations	543,575,865	432,432,340

From Distributions to Shareholders
Net Investment Income	(31,045,071)	(12,476,449)
Net Realized Capital Gains from
Security Transactions	(21,983,878)	(27,465,547)

Net Decrease in Net Assets from Distributions	(53,028,949)	(39,941,996)

From Capital Share Transactions
Proceeds from Sale of Shares	1,555,717,597	2,366,716,900
Shares Issued in Reinvestment of Dividends	50,028,063	38,331,418
Redemption Fees	236,278	772,067
Cost of Shares Redeemed	(402,005,591)	(537,720,849)

Net Increase in Net Assets from
Shareholder Activity	1,203,976,347	1,868,099,536

NET ASSETS
Net Increase in Net Assets	1,694,523,263	2,260,589,880
Net Assets at Beginning of Year	3,701,457,404	1,440,867,524

Net Assets at End of Period	$5,395,980,667	$3,701,457,404

Accumulated Undistributed Net
Investment Income	$17,353,063	$25,624,083

SHARES TRANSACTIONS
Issued	52,557,164	87,679,525
Reinvested	1,705,696	1,520,484
Redeemed	(13,611,913)	(19,907,031)

Net Increase in Shares	40,650,947	69,292,978
Shares Outstanding at Beginning of Year	125,905,211	56,612,233

Shares Outstanding at End of Period	166,556,158	125,905,211

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

FINANCIAL HIGHLIGHTS

	For the Six		For the		For the	For the	For the	For the
	Months Ended		Fiscal Year		Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	May 31, 2007		Ended		Ended	Ended	Ended	Ended
	(Unaudited)		Nov. 30, 2006		Nov. 30, 2005	Nov. 30, 2004	Nov. 30, 2003	Nov. 30, 2002

NET ASSET VALUE,
BEGINNING
OF PERIOD	$29.40		$25.45		$22.36	$18.08	$15.14	$14.99

Investment Operations
Net Investment
Income/(Loss)	0.15	**	0.31	**	0.38 **	0.01	(0.02)	0.01
Net Realized and
Unrealized Gain
on Investments	3.26		4.34		3.31	4.28	3.09	0.26

Total from
Investment
Operations	3.41		4.65		3.69	4.29	3.07	0.27

Distributions
From Net Investment
Income	(0.24)		(0.22)		(0.07)	—	(0.00)*	(0.03)
In Excess of Net
Investment Income	—		—		—	—	(0.03)	—
From Realized
Capital Gains	(0.17)		(0.48)		(0.53)	(0.01)	(0.10)	(0.09)

Total Distributions	(0.41)		(0.70)		(0.60)	(0.01)	(0.13)	(0.12)
					—
NET ASSET VALUE,
END OF PERIOD	$32.40		$29.40		$25.45	$22.36	$18.08	$15.14

TOTAL RETURN	11.76	%(b)	18.71%		16.84%	23.71%	20.50%	1.77%
Ratios/Supplemental Data
Net Assets, End of
Period (in 000’s)	$5,395,981		$3,701,457		$1,440,868	$235,018	$88,968	$47,809
Ratio of Expenses to
Average Net Assets:
Before Expenses
Reimbursed	1.00	%(a)	1.00%		1.00%	1.00%	1.00%	1.00%
After Expenses
Reimbursed	1.00	%(a)	1.00	%***	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income/(Loss) to
Average Net Assets	1.03	%(a)	1.12%		1.55%	0.05%	(0.13)%	0.05%
Portfolio Turnover Rate	2.36	%(b)	20.27%		37.36%	23.33%	12.66%	47.68%

*	Represents less than $0.01.
**	Based on average shares outstanding.
***	Expenses reimbursed represent less than 0.01%.
(a)	Annualized.
(b)	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS
May 31, 2007 (Unaudited)

Note 1. Organization

Fairholme Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company’s Articles of Incorporation permit the Board of Directors of the Company (the “Board” or the “Directors”) to issue 200,000,000 shares of common stock at $.0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. 195,000,000 shares of one series have been authorized, which shares constitute the interests in the The Fairholme Fund (the “Fund”), a non-diversified fund. The Fund’s investment objective is to provide long-term growth of capital. Under normal circumstances the Fund seeks to achieve its objective by investing in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and holding a focused portfolio of no more than 25 equity securities. Fairholme Capital Management, L.L.C. (the “Adviser”) serves as investment adviser to the Fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or long-term securities which are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser and the Board have determined will represent fair value.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Federal Income Taxes: The Fund intends to qualify each year as a “Regulated Investment Company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of both contingent assets and liabilities, at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and accounts for security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. The Fund may invest in countries that require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Note 3. Related Party Transactions

The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Fund pays the Adviser for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. Pursuant to an Operating Services Agreement, the Fund’s Adviser is responsible for paying all the Fund’s expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, but did not incur any other extraordinary expenses during the period. The Adviser received $22,028,560 for their services during the six months ended May 31, 2007. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C. or its affiliates.

Bruce R. Berkowitz, an officer and director of the Company, is also a director of NYSE-listed White Mountains Insurance Group, Ltd. (“White Mountains”). The Fund owns common shares of White Mountains as disclosed in the Schedule of Investments. For the six months ended May 31, 2007, the Fund earned income from dividends on common shares of White Mountains of $28,000 and has included this amount in the Statement of Operations.

Note 4. Investments

For the six months ended May 31, 2007, purchases and sales of investment securities, other than short-term investments, aggregated $883,959,697, and $81,564,581, respectively.

Note 5. Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(deprecation) of investments at May 31, 2007 were as follows:

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	Depreciation

The Fairholme Fund	$4,430,364,769	$952,084,297	$(6,472,093)	$945,612,204

The difference between book basis and tax basis net unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

Amount

Undistributed Ordinary Income	$ 25,624,083
Undistributed Capital Gain	21,983,915
Unrealized Appreciation	490,182,790

$537,790,788

Note 6. Distribution to Shareholders

Ordinary income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions paid by the Fund was as follows:

	For the Six
	Months Ended	For the Fiscal
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Distributions paid from:
Ordinary Income	$31,045,071	$12,476,449
Short-Term Capital Gain	—	7,737,553
Long-Term Capital Gain	21,983,878	19,727,994

	$53,028,949	$39,941,996

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Note 7. Recent Accounting Pronouncements

FASB Interpretation 48

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (December 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of May 31, 2007, the Fund has not evaluated the impact that will result from adopting FIN 48.

FASB Interpretation 157

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Fund’s financial statements has not been determined.

Note 8. Transactions with Affiliates*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Fund as of May 31, 2007 amounted to $309,879,648 representing 5.74% of net assets. Transactions in the Fund during the six months ended May 31, 2007 in which the issuer was an “affiliated person” are as follows:

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

	Mueller Water	Mueller Water
	Products, Inc. –	Products, Inc. –	Ensign Energy
	Class B	Class A	Services, Inc.	Total

November 30, 2006
Shares	—	—	7,124,100
Cost	$—	$—	$131,539,592	$131,539,592
Gross Additions
Shares	8,394,800	36,000	1,382,100
Cost	$122,946,011	$528,866	$22,174,207	$145,649,084
Gross Deductions
Shares	—	—	—
Cost	$—	$—	$—	$—
May 31, 2007
Shares	8,394,800	36,000	8,506,200
Cost	$122,946,011	$528,866	$153,713,799	$277,188,676

Market Value	$133,057,580	$590,400	$176,231,668	$309,879,648

Realized gain (loss)	$—	$—	$—	$—

Investment income	$289,623	$1,260	$877,860	$1,168,743

*	As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION
May 31, 2007 (Unaudited)

Board of Directors

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors, including those Directors who are also officers of the Company, are listed below.

	Position(s)		Principal	Funds	Other
	Held	Term of Office	Occupation(s)	Overseen	Directorships
Name, Age	with the	& Length of	During Past	by	Held by
& Address	Company	Time Served**	5 Years	Director	Director

Bruce R. Berkowitz*	Director,	Mr. Berkowitz has	Managing Member,	1	Trustee, First Union
Age 48	President	served as a director of	Fairholme Capital		Real Estate; Director,
1001 Brickell Bay Drive		the Fund since the	Management, L.L.C.,		TAL International
Suite 3112		Fund’s inception on	a registered invest-		Group, Inc.; Director,
Miami, FL 33131		December 29, 1999.	ment adviser, since		White Mountains
			October 1997.		Insurance Group, Ltd.

Howard Frank	Independent	Mr. Frank was	Vice Chairman and	1	Chairman, Steamship
Age 66	Director	appointed by	Chief Operating		Mutual Trust; Vice
1001 Brickell Bay Drive		the Board on	Officer, Carnival		Chairman, New World
Suite 3112		May 7, 2007.	Corporation & plc.		Symphony
Miami, FL 33131

Avivith Oppenheim, Esq.	Independent	Ms. Oppenheim has	Attorney-at-Law.	1	None
Age 56	Director	served as a director
1001 Brickell Bay Drive		of the Fund since the
Suite 3112		Fund’s inception on
Miami, FL 33131		December 29, 1999.

Keith D. Trauner*	Director	Mr. Trauner was	Chief Executive	1	None
Age 49	Treasurer/	appointed by the	Officer FCM Services
51 JFK Parkway	Secretary	Board to replace an	Inc. and Portfolio
Short Hills, NJ 07078		outgoing director in	Manager, Fairholme
		January 2002.	Capital Management,
L.L.C., a registered
investment adviser,
employed since
February 1999.

Leigh Walters, Esq.	Independent	Mr. Walters has	Vice-President and	1	Director, Valcor
Age 61	Director	served as a director	Director, Valcor		Engineering
1001 Brickell Bay Drive		of the Fund since the	Engineering		Corporation
Suite 3112		Fund’s inception on	Corporation.
Miami, FL 33131		December 29, 1999.	Attorney-at-Law.

*	Mr. Berkowitz and Mr. Trauner are each an affiliated person as defined in the 1940 Act of the Company by virtue of their employment with the adviser.
**	Each Director serves for an indefinite term.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)
May 31, 2007 (Unaudited)

Proxy Voting Policies, Procedures and Records

The Company has adopted policies and procedures which provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies, procedures and records for the twelve month period ended June 30, 2006 are available to you upon request and free of charge by writing to the Fairholme Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI, 53201-0701, by calling shareholder services toll free at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com. The Company’s proxy voting policies, procedures, and records may also be obtained by visiting the Securities and Exchange Commission website at www.sec.gov. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

N-Q Filing

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fairholme Fund files Form N-Q for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fairholme Fund Forms N-Q will be available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience to date, the Fund expects the risk of loss to be remote.

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

Board of Directors
BRUCE R. BERKOWITZ
HOWARD S. FRANK
AVIVITH OPPENHEIM, ESQ
KEITH D. TRAUNER
LEIGH WALTERS, ESQ

Officers
BRUCE R. BERKOWITZ, PRESIDENT
KEITH D. TRAUNER, SECRETARY & TREASURER

Investment Adviser
FAIRHOLME CAPITAL MANAGEMENT, LLC
1001 BRICKELL BAY DRIVE, SUITE 3112
MIAMI, FL 33131
305-358-3000

Dividend Paying Agent
Transfer Agent
US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202-5207

Custodian
US BANK, NA
1555 NORTH RIVER CENTER DRIVE, SUITE 302
MILWAUKEE, WI 53212

Independent Registered
Public Accounting Firm
DELOITTE & TOUCHE, LLP
1700 MARKET STREET
PHILADELPHIA, PA 19103

Legal Counsel
SEWARD & KISSEL, LLP
1200 G STREET, NW
WASHINGTON, DC 20005

THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FAIRHOLME FUND. IT IS NOT INTENDED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS, WHICH CONTAINS MORE INFORMATION ON FEES, CHARGES AND OTHER EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. SHARES OF THE FUND ARE DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and  procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Fairholme Funds, Inc.

By (Signature and Title)*    /s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President

Date    July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President

Date     July 26, 2007

By (Signature and Title)*   /s/ Keith D. Trauner
Keith D. Trauner, Treasurer

Date     July 26, 2007

* Print the name and title of each signing officer under his or her signature.